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                                                                    EXHIBIT 99.1
[LAKES GAMING, INC. LOGO]                                NEWS RELEASE
                                                         LAKES GAMING, INC.
                                                         130 CHESHIRE LANE
                                                         MINNETONKA, MN  55305
                                                         952-449-9092
                                                         952-449-9353 (FAX)
                                                         WWW.LAKESGAMING.COM
                                                         TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:

Friday, April 19, 2002

                       LAKES GAMING ANNOUNCES RESULTS FOR
                               FIRST QUARTER 2002



MINNEAPOLIS, APRIL 19, 2002 - LAKES GAMING, INC. (NASDAQ "LACO") today announced results for the first quarter ended March 31, 2002. Revenue for the quarter totaled $1.5 million, compared to $9.2 million in the prior year period. Net earnings were $0.6 million or $0.05 per share, compared to $4.7 million or $0.44 per share in the comparable period in the prior year.

Revenues for the quarter were derived from fees related to the management of Grand Casino Coushatta. Revenue and earnings for the quarter were less than the same period last year primarily due to the expiration of the management contract with the Coushatta Tribe of Louisiana for Grand Casino Coushatta on January 16, 2002. The Company's revenues and earnings will not include contributions from the Coushatta operation going forward. The Company currently has no other management contracts from which it will derive revenues in 2002.

Selling, general and administrative expenses decreased from $2.6 million for the three months ended April 1, 2001 to $2.1 million for the three months ended March 31, 2002. This decrease is partially due to a decline in rent expense resulting from the purchase of the corporate office building in January 2002. Fewer costs relating to travel and payroll also contributed to the decline in selling, general and administrative expenses during the current year period.



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

Lyle Berman, Chairman, CEO and President of Lakes, stated, "Although our contract for the management of Grand Casino Coushatta expired during the first quarter of 2002, our balance sheet remains strong with a book value of over $16.50 per share consisting primarily of cash, cash equivalents and notes receivable. We remain focused on obtaining regulatory and development approvals for our new Native American-owned casino projects. We also continue to actively pursue new business opportunities, and recently signed a letter of intent to invest in a joint venture for the production of televised poker tournaments."

The Company currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. In addition, the Company has agreements to finance the construction of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming.

Lakes Gaming, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".


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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owned to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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
                       LAKES GAMING, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                              MARCH 31, 2002     DECEMBER 30, 2001
-------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
    Cash and cash equivalents                                                        $34,962               $42,638
    Short-term investments                                                             2,016                 2,027
    Current installments of notes receivable                                          27,265                28,273
    Accounts receivable, net                                                              72                 3,601
    Deferred tax asset                                                                 4,553                 4,549
    Other current assets                                                               1,601                 1,079
-------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                  70,469                82,167
-------------------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                             8,257                 7,524
-------------------------------------------------------------------------------------------------------------------
Other Assets:
    Land held for development                                                         16,051                16,038
    Notes receivable-less current installments                                        72,250                67,525
    Cash and cash equivalents-restricted                                               9,202                 9,175
    Investments in and notes from unconsolidated affiliates                              951                   839
    Interest receivable                                                                7,311                 6,147
    Other long-term assets                                                             7,736                 7,527
-------------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                   113,501               107,251
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $192,227              $196,942
===================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                                    $152                  $105
    Current maturities of long-term debt                                               1,325                 1,325
    Current installments of capital lease obligations                                      -                   123
    Income taxes payable                                                               4,244                 3,906
    Litigation and claims accrual                                                      6,309                 6,572
    Other accrued expenses                                                             3,671                 3,341
-------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                             15,701                15,372
-------------------------------------------------------------------------------------------------------------------
Long-term Liabilities:
    Capital lease obligations-less current installments                                    -                 5,591
    Other long-term liabilities                                                          224                   225
-------------------------------------------------------------------------------------------------------------------
Total Long-Term Liabilities                                                              224                 5,816
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     15,925                21,188
-------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
    Capital stock, $.01 par value; authorized 100,000 shares;
    10,638 common shares issued and outstanding
    at March 31, 2002, and December 30, 2001                                             106                   106
    Additional paid-in-capital                                                       131,525               131,525
    Retained Earnings                                                                 44,739                44,183
    Accumulated other comprehensive loss                                                 (68)                  (60)
-------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                           176,302               175,754
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $192,227              $196,942
===================================================================================================================


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


                       LAKES GAMING, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                              THREE MONTHS ENDED
                                                                     -------------------------------------

                                                                      MARCH 31, 2002        APRIL 1, 2001
                                                                      --------------        -------------
REVENUES:
     Management fee income                                                 $1,502                $9,223

COSTS AND EXPENSES:
     Selling, general and administrative                                    2,099                 2,580
     Depreciation and amortization                                             99                   331

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         Total Costs and Expenses                                           2,198                 2,911
--------------------------------------------------------------------------------------------------------

EARNINGS (LOSS) FROM OPERATIONS                                              (696)                6,312
--------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                        1,785                 1,816
     Interest expense                                                         (23)                  (24)
     Equity in loss of unconsolidated affiliates                             (123)                 (109)
--------------------------------------------------------------------------------------------------------
         Total other income, net                                            1,639                 1,683
--------------------------------------------------------------------------------------------------------

Earnings before income taxes                                                  943                 7,995
Provision for income taxes                                                    387                 3,278
--------------------------------------------------------------------------------------------------------


NET EARNINGS                                                                 $556                $4,717
========================================================================================================

BASIC EARNINGS PER SHARE                                                    $0.05                 $0.44
========================================================================================================

DILUTED EARNINGS PER SHARE                                                  $0.05                 $0.44
========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                 10,638                10,638
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                  2                   144
--------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                       10,640                10,782
========================================================================================================



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